Exhibit 10.1

VARIABLE INTEREST ENTITY PURCHASE AGREEMENT

This VARIABLE INTEREST ENTITY PURCHASE AGREEMENT (Agreement), dated September 26, 2022, is made by between Yin-Chieh Cheng of Nocera (“Purchaser”), Inc. and Han-Chieh Shih of iTake Inc. (“Seller”)

In consideration of the mutual promises and covenants in this Agreement, the Parties agree to the Purchase of controlling interest of a Variable Interest Entity and the Terms and Conditions as set forth below.

Purchase

The Purchaser shall purchase Seller’s 51% controlling interest of iTake Inc. with address at 11F., NO. 37, SEC. 1, KAIFENG ST., ZHONGZHENG DIST., TAIPEI CITY 10044, TAIWAN (R.O.C.)

Terms And Conditions

1.	Purchase Price

The purchase price of 51% controlling interest shall be $200,000 US Dollars plus 100,000 Class A warrants.

2.	Payment

Upon signing the contract, Purchaser shall pay a payment of US$200,000 to Seller and issue 100,000 Class A warrants within 60 days of signing.

3.	Effective Date

The Effective Date of this Agreement shall be 15th date after payment is made.

4.	Delivery

At the effective date, the Seller shall deliver all Variable Interest Agreements and the Variable Interest Agreement legal opinion representing the controlling interest purchased by the Purchaser.

5.	Warranty of the Seller

The Seller warrants that the consummation of this Agreement does not violate any terms or provision of the bylaws of the company or any contract or any commitment. Moreover, the Seller warrants that there are no actions, proceedings or investigation pending against the Seller.

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6.	Warranty of the Purchaser

The Purchaser understands the risks of investments related to the company and claims they are able to bear the risks. The Purchaser has enough knowledge and experience in the financial and business matters, making the Purchaser capable of evaluating the merits and risks associated with this Agreement.

7.	Governing Law

This agreement shall be governed by the civil law and the Company law of Taiwan.

Purchaser	Seller

Nocera, Inc

/s/ Yin-Chieh Cheng	/s/ Shih,Han-Chieh

Name: Yin-Chieh Cheng	Name: Shih, Han-Chieh

Title: Chief Executive Officer

Address: 3F., NO. 185, SEC. 1, DATONG RD.,	Address: 11F., NO. 37, SEC.

XIZHI DIST., NEW TAIPEI CITY 221,	1, KAIFENG ST.,

TAIWAN (R.O.C.)	ZHONGZHENG DIST.,

TAIPEI CITY 10044,

TAIWAN (R.O.C.)

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